UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 17, 2020

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1001 17th Street, Suite 1050

Denver, Colorado  80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Amended and Restated Revolving Credit Agreement

On April 17, 2020, Intrepid Potash, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Credit Agreement Amendment”) to the Company’s existing amended and restated secured revolving credit agreement with the subsidiaries party thereto, Bank of Montreal (“BMO”), as administrative agent, swing line lender, lead arranger and book runner, and a syndicate of other lenders party thereto from time to time (the “A&R Credit Agreement”).

The Credit Agreement Amendment amends the A&R Credit Agreement to, among other things, add a debt basket for the Company to incur up to $10,000,000 of indebtedness under the Paycheck Protection Program established under the Coronavirus Aid, Relief, and Economic Security Act.

Except as amended by the Credit Agreement Amendment, the terms of the A&R Credit Agreement remain unchanged.  The description set forth above is qualified in its entirety by the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

Amendment to Amended and Restated Note Purchase Agreement

On April 17, 2020, the Company entered into an amendment (the “NPA Amendment”) to its existing amended and restated note purchase agreement with certain of the holders of its secured notes thereunder (the “NPA”).

The NPA Amendment amends the NPA to, among other things, add a debt basket for the Company to incur up to $10,000,000 of indebtedness under the Paycheck Protection Program established under the Coronavirus Aid, Relief, and Economic Security Act.

Except as amended by the NPA Amendment, the terms of the NPA remain unchanged.  The description set forth above is qualified in its entirety by the NPA Amendment, a copy of which is filed as Exhibit 10.2 to this report and incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1*	First Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2020, by and among Intrepid Potash, Inc., the subsidiaries named therein, Bank of Montreal, as administrative agent, and each of the lenders named therein.

10.2*	Fifth Amendment to Amended and Restated Note Purchase Agreement, dated as of April 17, 2020, by and among Intrepid Potash, Inc. and each of the noteholders named therein.

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Intrepid Potash, Inc. agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: April 23, 2020	By:	/s/ Matthew D. Preston
Matthew D. Preston
Vice President of Finance